UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2017

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 31, 2017, American Finance Trust, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 53,623,289 shares of the Company’s common stock, out of a total number of 103,660,972 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, stockholders voted on (i) the election of Edward M. Weil, Jr., David Gong, Lisa D. Kabnick, Leslie D. Michelson, Stanley R. Perla and Edward G. Rendell to the Company’s Board of Directors to serve until the 2018 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders elected all six nominees for director and ratified the appointment of KPMG. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward M. Weil, Jr.	47,146,562	2,660,569	3,816,158	*
David Gong	47,209,973	2,550,896	3,862,420	*
Lisa D. Kabnick	47,484,699	2,342,366	3,796,224	*
Leslie D. Michelson	46,687,236	3,176,761	3,759,292	*
Stanley R. Perla	46,486,298	3,224,969	3,912,022	*
Edward G. Rendell	46,125,186	3,679,351	3,818,752	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-Votes
49,597,550	1,448,690	2,577,049	*

* No broker non-votes arose in connection with Proposal No. 1 or Proposal No. 2.

Item 7.01.	Regulation FD Disclosure.

Investor Presentation

The Company prepared an investor presentation containing certain portfolio information and financial highlights. Representatives of the Company have presented, and intend to present, some of or all of this presentation to current investors and their financial advisors at various conferences and meetings, including webinars. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K, filed with the Securities and Exchange Commission on March 13, 2017. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: May 31, 2017	By:	/s/ Nicholas Radesca
Nicholas Radesca Chief Financial Officer, Secretary and Treasurer